CORPORATE AUTHORIZATION RESOLUTION

FIRST BANK OF CANYON CREEK
AN AFFILIATE OF FNB CROCKETT
P. O. BOX 833399
RICHARDSON, TX 75083-3399

Referred to in this document as "Financial Institution"

By: TXP CORPORATION
1299 COMMERCE DRIVE
RICHARDSON, TX 75081

Referred to in this document as "Corporation"

I, ROBERT BRUCE, certify that I am Secretary (clerk) of the above named corporation organized under the laws of NEVADA, Federal Employer I.D. Number 88-0443110, engaged in business under the trade name of TXP CORPORATION, and that the resolutions on this document are a correct copy of the resolutions adopted at a meeting of the Board of Directors of the Corporation duly and properly called and held on ______________ (date). These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

AGENTS Any Agent listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below:

	Name and Title or Position	Signature	Facsimile Signature (if used)
A.	MICHAEL C. SHORES, PRESIDENT	X [signature]	X
B.		X	X
C.		X	X
D.		X	X
E.		X	X
F.		X	X

POWERS GRANTED (Attach one or more Agents to each power by placing the letter corresponding to their name in the area before each power. Following each power indicate the number of Agent signatures required to exercise the power.)

Indicate A, B, C, D, E, and/or F	Description of Power	Indicate number of signatures required
	(1) Exercise all of the powers listed in this resolution.	
	(2) Open any deposit or share account(s) in the name of the Corporation.	
	(3) Endorse checks and orders for the payment of money or otherwise withdraw or transfer funds on deposit with this Financial Institution.	
A	(4) Borrow money on behalf and in the name of the Corporation, sign, execute and deliver promissory notes or other evidences of indebtedness.	1
	(5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by the Corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment.	
	(6) Enter into a written lease for the purpose of renting, maintaining, accessing and terminating a Safe Deposit Box in this Financial Institution.	
	(7) Other ______________	

LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution.

EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated ______________. If not completed, all resolutions remain in effect.

CERTIFICATION OF AUTHORITY
I further certify that the Board of Directors of the Corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the resolutions on page 2 and to confer the powers granted above to the persons named who have full power and lawful authority to exercise the same. (Apply seal below where appropriate.)

☐ If checked, the Corporation is a non-profit corporation.

In Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporation on 08-01-2006 (date).

______________________ Attest by One Other Officer

[signature] Secretary
ROBERT BRUCE

RESOLUTIONS

The Corporation named on this resolution resolves that,

(1) The Financial Institution is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this resolution.

(2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by the Financial Institution. Any and all prior resolutions adopted by the Board of Directors of the Corporation and certified to the Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, until the Financial Institution receives and acknowledges an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of a resolution must be accompanied by documentation, satisfactory to the Financial Institution, establishing the authority for the changes.

(3) The signature of an Agent on this resolution is conclusive evidence of their authority to act on behalf of the Corporation. Any Agent, so long as they act in a representative capacity as an Agent of the Corporation, is authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated on page one, from time to time with the Financial Institution, subject to any restrictions on this resolution or otherwise agreed to in writing.

(4) All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of the Corporation with the Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.

(5) The Corporation agrees to the terms and conditions of any account agreement, properly opened by any Agent of the Corporation. The Corporation authorizes the Financial Institution, at any time, to charge the Corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on the Financial Institution, so long as they contain the required number of signatures for this purpose.

(6) The Corporation acknowledges and agrees that the Financial Institution may furnish at its discretion automated access devices to Agents of the Corporation to facilitate those powers authorized by this resolution or other resolutions in effect at the time of issuance. The term "automated access device" includes, but is not limited to, credit cards, automated teller machines (ATM), and debit cards.

(7) The Corporation acknowledges and agrees that the Financial Institution may rely on alternative signature and verification codes issued to or obtained from the Agent named on this resolution. The term "alternative signature and verification codes" includes, but is not limited to, facsimile signatures on file with the Financial Institution, personal identification numbers (PIN), and digital signatures. If a facsimile signature specimen has been provided on this resolution, (or that are filed separately by the Corporation with the Financial Institution from time to time) the Financial Institution is authorized to treat the facsimile signature as the signature of the Agent(s) regardless of by whom or by what means the facsimile signature may have been affixed so long as it resembles the facsimile signature specimen on file. The Corporation authorizes each Agent to have custody of the Corporation's private key used to create a digital signature and to request issuance of a certificate listing the corresponding public key. The Financial Institution shall have no responsibility or liability for unauthorized use of alternative signature and verification codes unless otherwise agreed in writing.

Pennsylvania. The designation of an Agent does not create a power of attorney; therefore, Agents are not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code) unless the agency was created by a separate power of attorney. Any provision that assigns Financial Institution rights to act on behalf of any person or entity is not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code).

FOR FINANCIAL INSTITUTION USE ONLY

Acknowledged and received on ______________ (date) by _______ (initials) ☐ This resolution is superseded by resolution dated ____________.

Comments:

[X] **Open End Credit:** You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on 06-01-2007.

☐ **Closed End Credit:** You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from 08-01-2006 at the rate of 10.250 % per year until 08-02-2006.

[X] **Variable Rate:** This rate may change as stated below.

[X] **Index Rate:** The future rate will be 2.000 PERCENT ABOVE the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE NATION'S 30 LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME RATE. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125

☐ **Ceiling Rate:** The interest rate ceiling for this note is the ____________ ceiling rate announced by the Credit Commissioner from time to time.

[X] **Frequency and Timing:** The rate on this note may change as often as EVERY DAY BEGINNING 08-02-2006.

A change in the interest rate will take effect ON THE FOLLOWING DAY.

[X] **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than N/A % or less than 9.750 %. The rate may not change more than ____________ % each ____________.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

[X] The amount of each scheduled payment will change. [X] The amount of the final payment will change.

☐ ____________.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐ on the same fixed or variable rate basis in effect before maturity (as indicated above).

[X] at a rate equal to MAXIMUM LEGAL RATE.

☐ **LATE CHARGE:** If a payment is made more than ______ days after it is due, I agree to pay a late charge of ____________.

☐ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: ____________.

PAYMENTS: I agree to pay this note as follows:

ON DEMAND, BUT IF NO DEMAND IS MADE THEN MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 09-01-2006 AND PRINCIPAL DUE ON 06-01-2007.

PURPOSE: The purpose of this loan is RENEWAL AND INCREASE OF LINE OF CREDIT ORIGINALLY TO FUND WORKING CAPITAL NEEDS PENDING A/R COLLECTION.

ADDITIONAL TERMS:

SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

[X] **Accounts and Other Rights to Payment:** All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which I have by law or agreement against any account debtor or obligor.

[X] **Inventory:** All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[X] **Equipment:** All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule I give to you, but such a list is not necessary to create a valid security interest in all of my equipment.

[X] **Instruments and Chattel Paper:** All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

WCS ______

FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).

FARMERS NEW WORLD LIFE INSURANCE POLICY ON LIFE OF MICHAEL SHORES CROSS-PLEDGED WITH LOANS #6512352132 AND #6512352592 I/N/O TXP CORPORATION, AND ANY RENEWALS THEREOF.

If this agreement covers timber to be cut, enter real estate description and record owner information: ______________________

____

____

The Property will be used for a ☐ personal ☒ business ☐ agricultural ☐ ______________________ purpose.

Borrower/Owner State of organization/registration (if applicable) NV

ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

NAME AND LOCATION - My name indicated on page 1 is my exact legal name. If I am an individual, my address is my principal residence. If I am not an individual, my address is the location of my chief executive offices or sole place of business. If I am an entity organized and registered under state law, my address is located in the state in which I am registered, unless otherwise indicated on page 2. I will provide verification of registration and location upon your request. I will provide you with at least 30 days' notice prior to any change in my name, address, or state of organization or registration.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position. I will not use the Property for a purpose that will violate any laws or subject the Property to forfeiture or seizure.

I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described in this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent: (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law of this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

COLLATERAL PROTECTION INSURANCE NOTICE

As part of this agreement, I am giving you a security interest in the Property described in the SECURITY section on pages 1 and 2. I am required to maintain insurance on the Property in the amount you specify, subject to applicable law. I agree to purchase the collateral insurance from an insurer authorized to do business in Texas or an eligible surplus lines insurer to the extent permitted by law. I will name you as loss payee under the policy. I may be required to deliver to you a copy of the collateral protection insurance policy and proof of payment of premiums. If I fail to meet any of these requirements, you may obtain collateral protection insurance on my behalf. You are not required to purchase any type or amount of insurance. You may obtain replacement cost insurance if authorized under applicable law, subject to policy limits. If you purchase insurance for the Property, I will be responsible for the cost of that insurance, including interest and any other charges incurred by you in connection with the placement of collateral protection insurance to the extent permitted by law. I understand that insurance you obtain may cost significantly greater than the cost of insurance I could have obtained. Amounts that I owe are due and payable upon demand or on such other terms as you require to the extent permitted by law.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so. You may exercise my rights with respect to obligations of any account debtors, or other

Any person who signs within this box does so to give you a security interest in the Property described on page 1 and this page. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

Date______________

Signed ______________________

MCS ________

... rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1.

PERFECTION OF SECURITY INTEREST - I authorize you to file a financing statement covering the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining possession of or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code.

ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "☒" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state of Texas will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued and unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is this loan if any one or more of the following occurs:

(1) I fail to perform any obligation which I have undertaken in this note or any agreement securing this note;
(2) you, in good faith, believe that the prospect of payment or the prospect of my performance of any other obligations under this note or any agreement securing this note is impaired; or
(3) I fail to pay, or keep any promise, on any debt or agreement I have with you unless otherwise prohibited by law.

If any of us are in default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES - If I am in default on this note, you have, but are not limited to, the following remedies:

(1) You may demand immediate payment of my debt under this note (principal, accrued unpaid interest and other accrued charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4) You may refuse to make advances to me or allow purchases on credit by me.
(5) You may use any remedy you have under state or federal law.
(6) You may make use of any remedy given to you in any agreement securing this note.

By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

(1) demand payment of amounts due (presentment);
(2) obtain official certification of nonpayment (protest);
(3) give notice that amounts due have not been paid (notice of dishonor);
(4) give notice of intent to accelerate; or
(5) give notice of acceleration.

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit to notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION - I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT, ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE AND SECURITY AGREEMENT (INCLUDING THOSE ON PAGES 1, 2 AND 3). I have received a copy of this note and security agreement on today's date.

TXP CORPORATION

[signature]

MICHAEL C. SHORES, PRESIDENT

SIGNATURE FOR LENDER

[signature]

DON R. REAVIS, PRESIDENT

Property described in this Agreement as security for the Secured Debts. Where Debtor is not the Borrower under the Secured Debts, "I," "me," and "my" refer to the owner of the Property subject to this Agreement and "Borrower" refers to the obligor on the Secured Debts.

SECURED DEBTS. This Agreement will secure all sums advanced by you under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one): ☐ I ☒ TEXAS PROTOTYPES, INC. (Borrower) owe(s) to you:

☒ **Specific Debts.** The following debts and all extensions, renewals, refinancings, modifications and replacements *(describe)*:
LOAN #6512351620 I/N/O TEXAS PROTOTYPES, INC.

☐ **All Debts. If checked, the Property may also serve as collateral for future advances.** All present and future debts, even if this Agreement is not referenced in the debt instrument, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. Nothing in this Agreement is a commitment to make future loans or advances. This Agreement will not secure any debt for which you fail to give any required notice of the right of rescission, or any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising out of the Property; and any collections and distributions on account of the Property.

PROPERTY DESCRIPTION. The Property is all the collateral given to secure the Secured Debts and is described as follows:
LIFE INSURANCE POLICY#007150496 I/N/O MICHAEL SHORES I/A/O $150,000.00

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Notice to the Consumer - Do not sign this document before you read it or if it contains any blank spaces. You are entitled to a copy of the document you sign. If this Agreement creates a purchase money lien on a manufactured home, under the law you have the right to pay off in advance the full amount due and, if interest is precomputed, obtain a substantial refund of the credit charge. Keep this document to protect your legal rights.

SIGNATURES. I agree to the terms on pages 1 and 2 of this Agreement and acknowledge receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
	FIRST BANK OF CANYON CREEK, AN AFFILIATE OF FNB CROCKETT
[signature]	[signature]
MICHAEL C. SHORES	DON R. REAVIS PRESIDENT

NAME AND LOCATION. My name and address indicated on page 1 are my exact legal name and my principal residence. I will provide you with at least 30 days notice prior to changing my name or principal residence.

WARRANTIES AND REPRESENTATIONS. I have the power and authority to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing me or my property, or to which I am a party.

I own all of the Property, unless otherwise agreed and disclosed to you in writing. Your claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. I will protect the Property and your interest against any competing claim. Except as otherwise provided in this Agreement, I will keep the Property in my possession at the address indicated on page 1 of this Agreement. I will keep the Property in good repair and use it only for personal, family, or household purposes. I will not use the Property for a purpose that will violate any laws or subject the Property to forfeiture or seizure. I will immediately inform you of any loss or damage to the Property. You have the right of reasonable access to inspect the Property.

I will keep books, records, and accounts about the Property and my assets in general, to which I will allow you reasonable access. I will pay all taxes and assessments levied or assessed against me or the Property. I will not sell, lease, license, or otherwise transfer or encumber the Property without your prior written consent. You do not authorize any sale or other disposition of the Property. Any sale or disposition you do not authorize will violate your rights.

If I pledge the Property to you (deliver the Property into your, or your designated third party's, possession or control), I will, upon receipt, deliver any proceeds and products of the Property to you. I will provide you with any notices, documents, financial statements, reports, and other information relating to the Property I receive as the owner of the Property.

INSURANCE. I agree to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. I may provide the required insurance through an existing policy of insurance that I own or control, or through a policy that I buy. I have free choice in the selection of insurance company, subject to applicable law. I will maintain this insurance in the amounts you require and have the insurance company name you as loss payee on any insurance policy. I will give you and the insurance company immediate notice of any loss. You may apply the insurance proceeds toward what is owed on the Secured Debts. If the insurance proceeds do not cover the amounts I owe you, I will pay the difference. You may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If you acquire the Property in damaged condition, my rights to any insurance policies and proceeds will pass to you to the extent of the Secured Debts. I will immediately notify you of cancellation or termination of insurance.

I am required to maintain insurance on the Property to protect your interest. If I fail to maintain the required insurance, or fail to provide you with evidence of insurance, I understand and agree that:

(1) you may (but are not required to) place insurance on the Property to protect your interest, which will not cover my equity in the Property;

(2) the insurance you provide may be written by a company other than one I would choose and may be written at a higher rate than I could obtain if I purchased the insurance; and

(3) I will pay for the costs of any Property insurance you provide.

[illegible] care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

PURCHASE MONEY SECURITY INTEREST. If this is a purchase money loan (the loan proceeds are used to purchase the collateral), I authorize you, at your option, to disburse the loan proceeds directly to the seller of the Property. The portion of the Property purchased with loan proceeds will remain subject to your purchase money security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, then payments will be applied in the order you select. No security interest will be terminated by application of this formula.

RESIDENTIAL PROPERTY. If the Property subject to this Agreement includes a residence, the existence of a default and your remedies for default will be determined by applicable law and, to the extent not prohibited by law, this Agreement.

DEFAULT. Subject to any limitations in the RESIDENTIAL PROPERTY section, I will be in default if:

(1) I (or Borrower, if not the same) fail to make a payment in full when due;

(2) I fail to perform any other obligation (or I do something I agreed not to do) under this Agreement that causes you to reasonably believe that the prospect of payment, performance, or realization of the Property is significantly impaired.

REMEDIES. After I default, and after you give any legally required notice and opportunity to cure the default, you may:

(1) make all or any part of the Secured Debts due, including sums advanced under the terms of this Agreement, and accrue interest at the highest contract interest rate;

(2) use any and all remedies you have under any instrument or agreement evidencing or pertaining to the Secured Debts;

(3) use any available remedies allowed by state or federal law;

(4) require me to gather the Property and make it available to you in a reasonable fashion (unless prohibited by law).

If you repossess the Property, you may keep or dispose of the Property as provided by law. You may apply the proceeds of any disposition first to your expenses of collection and enforcement, which includes reasonable attorneys' fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Unless prohibited by law, and following any required explanation of deficiency, I (or Borrower, if not the same) will be liable for the deficiency if what you receive from the sale does not satisfy the Secured Debts.

By choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default by electing not to use any remedy.

PERFECTION OF SECURITY INTEREST. I authorize you to file a financing statement covering the Property. I agree to comply with, facilitate, and otherwise assist you in connection with obtaining possession of or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code.

NOTICE AND ADDITIONAL DOCUMENTS. Where a notice is required, I agree that 10 days prior written notice will be reasonable notice to me under the Uniform Commercial Code or other applicable state law. Notice to one party is notice to all parties. I agree to sign, deliver, and file any additional documents and certifications you may consider necessary to perfect, continue, and preserve my obligations under this Agreement and to confirm your lien status on any Property.

TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Line of Credit No. 6512357121 Date 08-01-2006 Max. Credit Amt. 500,000.00 Loan Ref. No. 6512357121

You have extended to me a line of credit in the

AMOUNT of FIVE HUNDRED THOUSAND AND NO/100 $ 500,000.00.

You will make loans to me from time to time until 3:00 P.m. on 06-01-2007. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

☐ OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a. I have borrowed the maximum amount available to me;
b. This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
e. ______

☐ DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______ $ ______.

Subject to the obligatory or discretionary limitations above, this line of credit is:

☒ OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

☐ CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 08-01-2006, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: UPON WRITTEN REQUEST OF BORROWER PENDING LOAN OFFICER'S APPROVAL

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

☒ security agreement dated 08-01-2006 ☐ ______
☐ mortgage dated ______ ☐ ______
☒ guaranty dated 08-01-2006 ☐ ______

4. REMEDIES: If I am in default on the note(s) you may:
a. take any action as provided in the related documents;
b. without notice to me, terminate this line of credit.

By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representatives to inspect and/or copy these records;
c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
e. ______

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER

DON R. REAVIS

Title PRESIDENT

SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

MICHAEL C. SHORES, PRESIDENT

TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081 **BORROWER'S NAME AND ADDRESS** Includes each borrower above, jointly and severally.	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399 **LENDER'S NAME AND ADDRESS** Includes the lender, its successors and assigns.	Loan File Number 6512357121 Date 08-01-2006 Loan Amount $500,000.00 Maturity Date 06-01-2007 Renewal Of LOAN #6512357120 TIN# 88-0443110

DR/CC

DISCLAIMER OF ORAL AGREEMENTS

The Borrower, any other obligor, and Lender, hereinafter the Parties, have entered into a transaction generally described as RENEWAL OF LOAN #6512357120 ORIGINALLY UN/D YTXP CORPORATION. In conjunction with this transaction the Parties have executed one or more promissory notes, assignments, security agreements, guaranty agreements, mortgages, deeds of trust or other documents. It is the intention of the Parties that this Disclaimer be incorporated by reference into each of the documents so executed for this transaction.

The Parties warrant and represent that the entire agreement made between the Parties is contained within the executed documents, as amended and supplemented hereby, and that no agreements or promises exist between the Parties that are not reflected in the language of the various documents executed in conjunction with this transaction.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

MICHAEL C. SHORES, PRESIDENT

Borrower

MICHAEL C. SHORES

Lender DON R. REAVIS, PRESIDENT

B. I will have you named on the policy, with the status listed under the STATUS section.

C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.

D. I will pay for this insurance, including any fee for this endorsement.

E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

ALL BUSINESS ASSETS INCLUDING, BUT NOT LIMITED TO, ANY AND ALL ACCOUNTS RECEIVABLE, CONTRACT RIGHTS, CHATTEL PAPER, INVENTORY, EQUIPMENT AND FURNISHINGS WHETHER NOW OWNED OR HEREAFTER ACQUIRED; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).

FARMERS NEW WORLD LIFE INSURANCE POLICY ON LIFE OF MICHAEL SHORES CROSS-PLEDGED WITH LOANS #6512352132 AND #6512352592 I/N/O TXP CORPORATION, AND ANY RENEWALS THEREOF.

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

☐ If checked, all coverages will be for the full replacement value of the Property.

Homeowner's Coverage. ☐ H.O. ☐ Other (Describe) ______

Insurable Value: Deductible:

Automobile Coverages. ☐ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☐ Liability ☐ Other ______

Insurable Value: Deductible: Minimum limits:

Property Coverage. ☒ Fire ☒ Theft ☒ Collision ☒ Comprehensive ☒ Liability ☐ Other ______

Insurable Value: Deductible: 550.00

5. STATUS. Your status shall be listed on the insurance policy as follows.

☒ Lienholder ☐ Certificate Holder ☐ Additional Insured ☐ Mortgagee ☐ Other ______

California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.

A. **Policy Number:** ______ **Effective From** ______ To ______.

B. **Insurance Company Name, Address, and Phone Number:**

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.

A. **Agent Name:** ______.

B. **Agency Name, Address, and Phone Number:**

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

TXP CORPORATION

X ______ Date ______

MICHAEL C. SHORES, PRESIDENT

X ______ Date ______

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X ______ Date ______

DON R. REAVIS, PRESIDENT

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

______

Insurance Company

By X ______ Date ______

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

liability or obligation of Borrower to Lender evidenced by or arising out of the following: ______________________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B. If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): LOAN #6512357121 I/N/O TXP CORPORATION ______________________________.

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all other costs, fees, and expenses agreed to be paid under all agreements evidencing the Indebtedness and securing the payment of the Indebtedness, and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

This guaranty is ☒ unsecured; ☐ secured by a mortgage or security agreement dated ______________; ☐ secured by ______________________________.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

____
MICHAEL C. SHORES

____

____

____

"Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.

evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. Until the obligations of the Borrower to Lender have been paid in full, the Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.